                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):

                                JANUARY 29, 2001
                                ----------------

                             MACK-CALI REALTY, L.P.
    ------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


       333-57103                                       22-3315804
------------------------                           ------------------
 (Commission File No.)                              (I.R.S. Employer
                                                    Identification No.)


                  11 COMMERCE DRIVE, CRANFORD, NEW JERSEY 07016
 ------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (908) 272-8000
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
    ------------------------------------------------------------------------
          (Former Name of Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

      On January 29, 2001, Mack-Cali Realty, L.P. closed the sale of $300 million of senior unsecured notes. The notes were priced on January 24, 2001, mature February 15, 2011 and bear interest at 7.75 percent. Mack-Cali Realty, L.P. utilized the proceeds from the issuance to reduce outstanding borrowings on its revolving credit facilities and for general corporate purposes. In connection with the foregoing, Mack-Cali Realty, L.P. hereby files the following documents.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)  Exhibits.

      Exhibit                 Document
      -------                 --------

      1.1 Underwriting Agreement dated January 24, 2001, by and among Mack-Cali Realty, L.P., Mack-Cali Realty Corporation and the several underwriters listed on
                              Schedule 2 thereto.

      4.1 Indenture dated as of March 16, 1999, by and among Mack-Cali Realty, L.P., as issuer, Mack-Cali Realty Corporation, as guarantor, and Wilmington Trust Company, as trustee (filed as Exhibit 4.1 to Mack-Cali Realty, L.P.'s Form 8-K dated March 16, 1999 and incorporated herein by reference).

      4.2 Supplemental Indenture No. 4 dated as of January 29, 2001, by and among Mack-Cali Realty, L.P., as issuer, and Wilmington Trust Company, as trustee.

      4.3                     Form of 7.75% Note due 2011.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MACK-CALI REALTY, L.P.

                              By:   Mack-Cali Realty Corporation,
                                    its general partner

Date:  January 30, 2001       By:   /s/ Roger W. Thomas
                                  --------------------------------
                                    Roger W. Thomas
                                    Executive Vice President, General Counsel
                                    and Secretary


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                                  EXHIBIT INDEX

      Exhibit                 Document
      -------                 --------

      1.1 Underwriting Agreement dated January 24, 2001, by and among Mack-Cali Realty, L.P., Mack-Cali Realty Corporation and the several underwriters listed on
                              Schedule 2 thereto.

      4.1 Indenture dated as of March 16, 1999, by and among Mack-Cali Realty, L.P., as issuer, Mack-Cali Realty Corporation, as guarantor, and Wilmington Trust Company, as trustee (filed as Exhibit 4.1 to Mack-Cali Realty, L.P.'s Form 8-K dated March 16, 1999 and incorporated herein by reference).

      4.2 Supplemental Indenture No. 4 dated as of January 29, 2001, by and among Mack-Cali Realty, L.P., as issuer, and Wilmington Trust Company, as trustee.

      4.3                     Form of 7.75% Note due 2011.